EXHIBIT 10.9

FIRST AMENDMENT TO THE
AMENDED AND RESTATED
PERSONAL EMPLOYMENT AGREEMENT

THIS FIRST AMENDMENT TO THE AMENDED AND RESTATED PERSONAL EMPLOYMENT AGREEMENT (this “Amendment”) is entered into this 1st day of June, 2008, by and between Medgenics, Inc., a Delaware corporation (“Medgenics”), its wholly-owned subsidiary, Medgenics Medical Israel, Ltd., a company organized under the laws of the State of Israel (the “Company”), and Andrew L. Pearlman (the “Employee”).

WITNESSETH:

WHEREAS, the parties entered into that certain Amended and Restated Personal Employment Agreement, effective as of June 1, 2007 (the “Employment Agreement”); and

WHEREAS, the parties desire to amend certain provisions of the Agreement;

NOW, THEREFORE, for good and valuable consideration, the sufficiency of which is agreed and acknowledged by the parties hereto, it is hereby agreed as follows:

1.           Section 7.1 of the Employment Agreement is amended by deleting the words “US$ 210,000 per annum ($17,500 per month)” and replacing such words with “US$ 250,000 per annum ($20,833 per month).”

2.           Section 9.6 of the Employment Agreement is amended by adding the following sentence to the end of such Section 9.6:

“For calendar year 2008, effective commencing January 1, 2008, and each subsequent calendar year during the term of this Agreement, a bonus package of $125,000 shall be available to Employee upon the achievement of individual goals and corporate milestones to be agreed between the Employee and the Board (or the applicable committee thereof) for such calendar year.

3.           All references in the Employment Agreement shall be deemed to refer to the Employment Agreement, as amended and modified by this Amendment.

4.           In the event of any conflict, inconsistency, or incongruity between the provisions of this Amendment and any of the provisions of the Employment Agreement, the provisions of this Amendment shall govern and control.

5.           Except as otherwise expressly amended hereby, the Employment Agreement shall be and remain in full force and effect according to its terms.

6.           This Amendment may be executed in any number of counterparts, all of which, when taken together, shall constitute one and the same instrument.

signature page follows

IN WITNESS WHEREOF, this Amendment has been executed as of the date first above written.

MEDGENICS, INC.	/s/ Andrew L. Pearlman
ANDREW L. PEARLMAN

Medgenics, Inc.

By:	/s/ Eugene Bauer
Its:	Director

MEDGENICS MEDICAL ISRAEL, LTD.

Medgenics Medical Israel, Ltd.

By:	/s/ Andrew L. Pearlman
Its:	Chief Executive Officer